                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of August 2, 2004 between Morgan Stanley Mortgage Capital Inc., as
Mortgage Loan Seller (the "Mortgage Loan Seller" or "MSMC"), and GMAC Commercial
Mortgage Securities, Inc., as purchaser (the "Purchaser").

         The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial Mortgage Corporation
("GMACCM"), pursuant to, and for the consideration described in, the Mortgage
Loan Purchase Agreement, dated as of August 2, 2004 , between the Purchaser and
GMACCM, and (ii) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between the Purchaser and GACC. The Mortgage Loan Seller,
GMACCM and GACC, are collectively referred to as the "Mortgage Loan Sellers."

         It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the
Certificates will be rated by Moody's Investors Service, Inc. and Standard &
Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.
(together, the "Rating Agencies"). Certain classes of the Certificates (the
"Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the
Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 2004 (the "Pooling and Servicing Agreement"), among the
Purchaser, as depositor, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and serviced whole loan paying agent, Midland Loan Services, Inc., as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee
(the "Trustee") and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and
Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-1A, Class A-2,
Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to
Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Credit Suisse
First Boston LLC, GMAC Commercial Holding Capital Markets Corp. and Greenwich
Capital Markets, Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The
Purchaser intends to sell the Class X-1, Class X-2, Class F, Class G, Class H,
Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q
Certificates to Deutsche Bank Securities Inc. and Morgan Stanley & Co.
Incorporated (in such capacity, each an "Initial Purchaser"), pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class
R-III Certificates to a Qualified Institutional Buyer (in such capacity, an
"Initial Purchaser"). The

Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O, Class P, Class Q, Class R-I, Class R-II and Class
R-III Certificates are collectively referred to as the "Non-Registered
Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage
Loans. The purchase and sale of the Mortgage Loans shall take place on August
12, 2004 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage
Loan is the Due Date for such Mortgage Loan in August 2004. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance
(the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of
$251,842,957, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt by the
Mortgage Loan Seller of the purchase price referred to in Section 1 hereof
(exclusive of any applicable holdback for transaction expenses), the Mortgage
Loan Seller does hereby sell, transfer, assign, set over, and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the
Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage
Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the
Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan
Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off
Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

         (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the
Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller
hereby agrees, to deliver the Mortgage File (as such term is defined in the
Pooling and Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and
Servicing Agreement, provided that whenever the term Mortgage File is used to refer to documents

                                      -2-

actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

         (c) The Mortgage Loan Seller's records will reflect the transfer of the
Mortgage Loans to the Purchaser as a sale.

         SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

         SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller.

         (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser and its successors and assigns (including, without limitation, the Trustee and the holders of the
Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

              (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of
         New York, and is in compliance with the laws of each State in which any
         Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

              (ii) The execution and delivery of this Agreement by the Mortgage
         Loan Seller, and the performance and compliance with the terms of this
         Agreement by the Mortgage Loan Seller, will not violate the Mortgage
         Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

              (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this
         Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                                      -3-

              (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the
         Mortgage Loan Seller in accordance with the terms hereof, subject to
         (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally,
         (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C)
         public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

              (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage
         Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

              (vi) No litigation is pending with regard to which the Mortgage
         Loan Seller has received service of process or, to the best of the
         Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan
         Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the
         Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

              (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the
         Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

              (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any
         Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses
         (A) through (E) above) would constitute or result in a violation of the
         Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered
         Certificate. In addition, the

                                      -4-

         Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein.
         For purposes of this paragraph 4(b)(viii), the term "similar security"
         shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the
         Mortgage Loans or the Other Mortgage Loans or any substantial number thereof.

              (ix) Insofar as it relates to the Mortgage Loans, the information set forth on the pages between A-1-11 and A-1-12 of Annex A-1 to the
         Prospectus Supplement (as defined in Section 9) (the "Loan Detail")
         and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans (other than the
         111 Eighth Avenue Whole Loan (as defined in the Prospectus
         Supplement)), the Mortgaged Properties related thereto and/or the
         Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in
         Section 9) under the headings "Summary of Series 2004-C2
         Transaction--The Mortgage Pool," "--Geographic Concentrations of the
         Mortgaged Properties," "--Property Types," "--Prepayment or Call
         Protection Provided by the Mortgage Loans," "--Payment Terms of the
         Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool,"
         set forth on Annex A-1 to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A-1) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the 111 Eighth
         Avenue Whole Loan (as defined in the Prospectus Supplement) and the
         Mortgaged Properties related thereto and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum
         (as defined in Section 9) under the headings "Summary of Series 2004-C2
         Transaction--The Mortgage Pool," "--Geographic Concentrations of the
         Mortgaged Properties," "--Property Types," "--Prepayment or Call
         Protection Provided by the Mortgage Loans," "--Payment Terms of the
         Mortgage Loans," "Risk Factors," "Description of the Mortgage Pool,"
         "Servicing of the Mortgage Loans," "The Pooling and Servicing
         Agreement," "Description of the Certificates--Subordination; Allocation
         of Losses and Expenses," and "Description of the Certificates--P& I and
         Servicing Advances," and "Description of the Certificates--Appraisal
         Reductions" set forth on Annex A-1 and/or Annex B to the Prospectus
         Supplement (provided, that with respect to the information in Annex B,
         "Servicing of the Mortgage Loans,", "The Pooling and Servicing
         Agreement," "Description of the Certificates--Subordination; Allocation
         of Losses and Expenses," and "Description of the Certificates--P& I and
         Servicing Advances," and "Description of the Certificates--Appraisal
         Reductions" and only such portions that solely relate to the 111 Eighth
         Avenue Whole Loan) and (to the extent it contains information consistent with that on such Annex A-1) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information

                                      -5-

         specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (x) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
         Mortgage Loan Seller under this Agreement.

              (xi) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the
         representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 5. Representations, Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

              (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (ii) The execution and delivery of this Agreement by the
         Purchaser, and the performance and compliance with the terms of this
         Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
         under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this
         Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the

                                      -6-

         Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the
         Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the
         Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

              (viii) No consent, approval, authorization or order of,
         registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this
         Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
         Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 6. Repurchases.

         The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material
Breach or Material Document Defect.

                                      -7-

         SECTION 7. Closing.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York,
New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

              (i) All of the representations and warranties of the Mortgage Loan
         Seller specified herein shall be true and correct as of the Closing
         Date and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

              (ii) All documents specified in Section 8 (the "Closing
         Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

              (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to
         Section 2;

              (iv) The result of any examination of the Mortgage Files and
         Servicing Files performed by or on behalf of the Purchaser pursuant to
         Section 3 shall be satisfactory to the Purchaser in its sole determination;

              (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

              (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

              (vii) Neither the Underwriting Agreement nor the Certificate
         Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8. Closing Documents.

         The Closing Documents shall consist of the following:

         (a) This Agreement duly executed and delivered by the Purchaser and the
Mortgage Loan Seller;

                                      -8-

         (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan
Seller, and dated the Closing Date, and upon which the Purchaser and each
Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

         (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

         (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the
Purchaser and each Underwriter may rely;

         (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the
Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the
Closing Date and addressed to the Purchaser and each Underwriter;

         (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

         (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 9. Indemnification.

         (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the
Purchaser, its officers and directors and each person, if any, who controls the
Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities
Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the
Prospectus Supplement, the Memorandum, the Diskette, any Asset Summary (as
defined hereinafter) or, insofar as they are required to be filed as part of the
Registration Statement pursuant to the No-Action Letters, any Computational
Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such
Computational Materials, ABS Term Sheets or any Asset Summary, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent

                                      -9-

that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet
Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the
Mortgage Loans (other than the 111 Eighth Avenue Whole Loan (as defined in the
Prospectus Supplement)) or the Mortgaged Properties related thereto contained in the Prospectus Supplement or the Memorandum under the headings "Summary of
Series 2004-C2 Transaction--The Mortgage Pool," "--Geographic Concentrations of
the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection
Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk
Factors" and/or "Description of the Mortgage Pool" or contained on Annex A-1 and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the 111 Eighth Avenue Whole Loan (as defined in the Prospectus
Supplement) and the Mortgaged Properties related thereto contained in the
Prospectus Supplement or the Memorandum under the headings "Summary of Series
2004-C2 Transaction--The Mortgage Pool," "--Geographic Concentrations of the
Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection
Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk
Factors," "Description of the Mortgage Pool," "Servicing of the Mortgage Loans,"
"The Pooling and Servicing Agreement," and "Description of the
Certificates--Subordination; Allocation of Losses and Expenses," and
"Description of the Certificates-- P& I and Servicing Advances," and
"Description of the Certificates--Appraisal Reductions" or contained on Annex
A-1 and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail)
(provided, that with respect to the information in Annex B, "Servicing of the
Mortgage Loans," "The Pooling and Servicing Agreement," and "Description of the
Certificates--Subordination; Allocation of Losses and Expenses," and
"Description of the Certificates-- P& I and Servicing Advances," and
"Description of the Certificates--Appraisal Reductions" only such portions that solely relate to the 111 Eighth Avenue Whole Loan (as defined in the Prospectus
Supplement)) and such information does not represent a restatement or aggregation of information contained in the Loan Detail; (iv) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage
Loan Seller set forth in or made pursuant to Section 4; or (v) any untrue statement or alleged untrue statement arises out of or is with respect to any
Asset Summary and such untrue statement or alleged untrue statement does not relate to information from a Third Party Report, except to the extent that any such information provided in reliance upon a Third Party Report is misstated in such Asset Summary; provided, that the indemnification provided by this Section
9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail.
This indemnity agreement will be in addition to any liability which the Mortgage
Loan Seller may otherwise have.

         "Registration Statement" shall mean the registration statement No.
333-115244 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information

                                      -10-

incorporated therein by reference; "Prospectus" shall mean the prospectus dated
May 26, 2004, as supplemented by the prospectus supplement dated August 2, 2004
(the "Prospectus Supplement"), relating to the Registered Certificates;
"Memorandum" shall mean the private placement memorandum dated August 2, 2004, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange
Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I,
Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and
the no-action letter dated May 27, 1994 issued by the Division of Corporation
Finance of the Commission to the Public Securities Association (together, the
"Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association (the
"PSA Letter" and, together with the Kidder Letters, the "No-Action Letters").
The mortgage loan information and information related thereto contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage
Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or
Computational Materials shall include any Term Sheet Diskette provided therewith. As used herein "Asset Summary" shall mean any summary of features of such Mortgage Loan and the related Mortgaged Property prepared by or on behalf of the Mortgage Loan Seller that were delivered to any investor of the Private
Certificates; "Third Party Report" shall mean appraisals, market studies, environmental, accounting, engineering and other reports, studies or surveys concerning any of the Mortgage Loans or related Mortgaged Properties.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding

                                      -11-

sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the
Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i)
or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section
9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

                                      -12-

         SECTION 10. Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

         SECTION 11. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at
200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance
Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC
Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the
Purchaser; and if to the Mortgage Loan Seller, addressed to Morgan Stanley
Mortgage Capital Inc., 1585 Broadway, New York, New York 10036, Attention:
Andrew Berman, facsimile no. (212) 761-0747, with a copy to Michelle Wilke,
Esq., Morgan Stanley Mortgage Capital Inc., 1221 Avenue of the Americas, 5th
Floor, New York, New York 10020, facsimile no. (212) 762-8831 and a copy to
Patrick T. Quinn, Cadwalader, Wickersham & Taft, facsimile no. (212) 504-6666 or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

         SECTION 12. Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this
Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage
Loan Seller to the same extent as if it was a party hereto.

         SECTION 13. Representations, Warranties and Agreements to Survive
Delivery.

         All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

         SECTION 14. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other

                                      -13-

jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES
OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND
DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES
EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17. Further Assurances.

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns.

         The rights and obligations of the Mortgage Loan Seller under this
Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage
Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage
Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage
Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the
Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and
their permitted successors and assigns and the indemnified parties referred to in Section 9.

         SECTION 19. Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

                                      -14-

         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                 MORGAN STANLEY MORTGAGE
                                   CAPITAL INC.

                                 By: /s/ Warren H. Friend
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 GMAC COMMERCIAL MORTGAGE
                                   SECURITIES, INC.

                                 By: /s/ David Lazarus
                                    --------------------------------------------
                                    Name:  David Lazarus
                                    Title: Vice President

                                       A-1

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

  CONTROL       LOAN                     LOAN
   NUMBER       GROUP    LOAN NUMBER  ORIGINATOR                  PROPERTY NAME                               ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

     1            1                   MSMC         111 Eighth Avenue                             111 Eighth Avenue
     2            1                   MSMC         Jersey Gardens                                651 Kapkowski Road
     3            1      04-15947     MSMC         Escondido Village Shopping Center             1201-1351 East Valley Parkway

     4            1      DDC          MSMC         DDC Portfolio Rollup                          Various

    4.1                  04-16722     MSMC         DDC Portfolio: 4215-21 Connecticut Ave., NW   4215-21 Connecticut Avenue

    4.2                  04-16721     MSMC         DDC Portfolio: 920-928 Rhode Island Ave.      920-928 Rhode Island Avenue, NE

    4.3                  04-16716     MSMC         DDC Portfolio: 2000 S Street, NW              2000 S Street, NW

    4.4                  04-16723     MSMC         DDC Portfolio: 1330 U Street, NW              1330 U Street, NW

    4.5                  04-16713     MSMC         DDC Portfolio: 301 Pennsylvania Avenue, SE    301 Pennsylvania Avenue, SE

    4.6                  04-16718     MSMC         DDC Portfolio: 4045 Minnesota Avenue, NE      4045 Minnesota Avenue, NE
                                      MSMC         Slane Portfolio Rollup                        Various
     5            1      04-17055     MSMC         Slane Portfolio- Gahanna (Agler)              60 N. Stygler Road
     6            1      04-17052     MSMC         Slane Portfolio- Columbus (Smokey Row)        1950 Hard Road
     7            1      04-17041     MSMC         Slane Portfolio- Youngstown (Mid&So)          540 E. Midlothian Blvd.
     8            1      04-17042     MSMC         Slane Portfolio- Canton (Mahoning)            3032 Mahoning Rd.
     9            1      04-17036     MSMC         Slane Portfolio- South Point                  411 Solida Rd.
     10           1      04-17031     MSMC         Slane Portfolio- Warren                       712 Tod Avenue S.W.
     11           1      04-17029     MSMC         Slane Portfolio- Youngstown (Glenwood)        2708 Glenwood Avenue
     12           1      04-17028     MSMC         Slane Portfolio- Girard                       517 Churchill Road
     13           1      04-17022     MSMC         Slane Portfolio- W. Milton                    653 S. Miami Street
     14           1      04-17058     MSMC         Slane Portfolio- Harrisburg                   1307-1323 N. Third St.
     15           1      03-15214     MSMC         New City Center                               605-905 North Moore Avenue
     16           2      04-15780     MSMC         Number 10 Main Street                         10 South Main Street
     17           2      04-15907     MSMC         Shalamar Apartments                           1640 Aquarena Springs Drive
     18           1      04-15564     MSMC         Food Basics Brooklyn                          2185 Coyle Street
     19           1      03-14418     MSMC         Deer Park - Storage Depot                     541 Acorn Street

     20           2      03-13939     MSMC         Longfellow Apartments                         5521Colorado Avenue N.W.
     21           2      04-16481     MSMC         Crescent Village Apartments                   5020 Taft Boulevard

  CONTROL
   NUMBER            CITY              STATE           ZIP CODE
------------------------------------------------------------------

     1          New York        New York                10011
     2          Elizabeth       New Jersey              07201
     3          Escondido       California              92027
                                District of
     4          Washington      Columbia               Various
                                District of
    4.1         Washington      Columbia                20008
                                District of
    4.2         Washington      Columbia                20018
                                District of
    4.3         Washington      Columbia                20009
                                District of
    4.4         Washington      Columbia                20009
                                District of
    4.5         Washington      Columbia                20003
                                District of
    4.6         Washington      Columbia                20019
                Various         Various                Various
     5          Gahanna         Ohio                    43230
     6          Columbus        Ohio                    43235
     7          Youngstown      Ohio                    44502
     8          Canton          Ohio                    44705
     9          South Point     Ohio                    45680
     10         Warren          Ohio                    44485
     11         Youngstown      Ohio                    44511
     12         Girard          Ohio                    44420
     13         W. Milton       Ohio                    45383
     14         Harrisburg      Pennsylvania            17102
     15         Moore           Oklahoma                73160
     16         Memphis         Tennessee               38103
     17         San Marcos      Texas                   78666
     18         Brooklyn        New York                11229
     19         Deer Park       New York                11729
                                District of
     20         Washington      Columbia                20011
     21         Wichita Falls   Texas                   76308

                                      A-1

  CONTROL                             RELATED       ORIGINAL          CURRENT        INTEREST       ACCRUAL
   NUMBER            COUNTY           GROUPS       BALANCE ($)      BALANCE ($)       RATE %         TYPE
--------------------------------------------------------------------------------------------------------------

     1        New York                             85,500,000       85,500,000       5.497          ACT/360
     2        Union                                85,000,000       84,800,199       4.830          ACT/360
     3        San Diego                            19,100,000       19,100,000       5.870          ACT/360
     4        District of Columbia                 14,470,000       14,470,000       6.190          ACT/360
    4.1       District of Columbia                  4,950,000        4,950,000       6.190          ACT/360
    4.2       District of Columbia                  4,550,000        4,550,000       6.190          ACT/360
    4.3       District of Columbia                  1,800,000        1,800,000       6.190          ACT/360
    4.4       District of Columbia                  1,700,000        1,700,000       6.190          ACT/360
    4.5       District of Columbia                    920,000          920,000       6.190          ACT/360
    4.6       District of Columbia                    550,000          550,000       6.190          ACT/360
              Various                               9,453,000        9,453,000       7.080          ACT/360
     5        Franklin                              2,600,000        2,600,000       7.080          ACT/360
     6        Franklin                              1,930,000        1,930,000       7.080          ACT/360
     7        Mahoning                              1,376,000        1,376,000       7.080          ACT/360
     8        Stark                                 1,102,000        1,102,000       7.080          ACT/360
     9        Lawrence                                572,000          572,000       7.080          ACT/360
     10       Trumbull                                505,000          505,000       7.080          ACT/360
     11       Mahoning                                394,000          394,000       7.080          ACT/360
     12       Trumbull                                355,000          355,000       7.080          ACT/360
     13       Miami                                   327,000          327,000       7.080          ACT/360
     14       Dauphin                                 292,000          292,000       7.080          ACT/360
     15       Cleveland                             8,200,000        8,127,948       5.750          ACT/360
     16       Shelby                                7,900,000        7,873,453       5.670          ACT/360
     17       Hays                                  7,100,000        7,100,000       5.550          ACT/360
     18       Kings                                 6,144,000        6,112,351       5.420          ACT/360
     19       Suffolk                               3,800,000        3,774,216       5.850          ACT/360
     20       District of Columbia                  2,950,000        2,936,940       5.140          ACT/360
     21       Wichita                               2,600,000        2,594,850       5.640          ACT/360

                                                                  FIRST
  CONTROL                                                        PAYMENT
   NUMBER            AMORTIZATION TYPE            NOTE DATE       DATE
-----------------------------------------------------------------------------

     1         Interest only, then Amortizing      3/4/2004      5/1/2004
     2               Amortizing Balloon            6/9/2004      7/8/2004
     3               Amortizing Balloon           7/13/2004      9/1/2004
     4               Amortizing Balloon           7/14/2004      9/5/2004
    4.1              Amortizing Balloon           7/14/2004      9/5/2004
    4.2              Amortizing Balloon           7/14/2004      9/5/2004
    4.3              Amortizing Balloon           7/14/2004      9/5/2004
    4.4              Amortizing Balloon           7/14/2004      9/5/2004
    4.5              Amortizing Balloon           7/14/2004      9/5/2004
    4.6              Amortizing Balloon           7/14/2004      9/5/2004
                     Amortizing Balloon            7/8/2004      9/1/2004
     5               Amortizing Balloon            7/8/2004      9/1/2004
     6               Amortizing Balloon            7/8/2004      9/1/2004
     7               Amortizing Balloon            7/8/2004      9/1/2004
     8               Amortizing Balloon            7/8/2004      9/1/2004
     9               Amortizing Balloon            7/8/2004      9/1/2004
     10              Amortizing Balloon            7/8/2004      9/1/2004
     11              Amortizing Balloon            7/8/2004      9/1/2004
     12              Amortizing Balloon            7/8/2004      9/1/2004
     13              Amortizing Balloon            7/8/2004      9/1/2004
     14              Amortizing Balloon            7/8/2004      9/1/2004
     15              Amortizing Balloon           1/28/2004      3/1/2004
     16               Hyperamortizing             4/12/2004      6/1/2004
     17        Interest only, then Amortizing     3/19/2004      5/1/2004
     18              Amortizing Balloon           2/27/2004      4/1/2004
     19              Amortizing Balloon          12/16/2003      2/8/2004
     20              Amortizing Balloon           3/18/2004      5/1/2004
     21              Amortizing Balloon           5/13/2004      7/1/2004

                                       A-2

              ORIGINAL    REMAINING
              INTEREST     INTEREST                  ORIGINAL     REMAINING       ORIGINAL         REMAINING
  CONTROL       ONLY         ONLY                    TERM TO       TERM TO      AMORTIZATION     AMORTIZATION      PAYMENT
   NUMBER      PERIOD       PERIOD      SEASONING    MATURITY     MATURITY          TERM             TERM         DUE DATE
----------------------------------------------------------------------------------------------------------------------------

     1           24           20            4          120           116             360              360             1
     2                                      2          120           118             360              358             8
     3                                      0          120           120             360              360             1
     4                                      0          120           120             360              360             5
    4.1                                     0          120           120             360              360             5
    4.2                                     0          120           120             360              360             5
    4.3                                     0          120           120             360              360             5
    4.4                                     0          120           120             360              360             5
    4.5                                     0          120           120             360              360             5
    4.6                                     0          120           120             360              360             5
                                            0          120           120           Various          Various           1
     5                                      0          120           120             360              360             1
     6                                      0          120           120             360              360             1
     7                                      0          120           120             330              330             1
     8                                      0          120           120             330              330             1
     9                                      0          120           120             330              330             1
     10                                     0          120           120             330              330             1
     11                                     0          120           120             330              330             1
     12                                     0          120           120             330              330             1
     13                                     0          120           120             330              330             1
     14                                     0          120           120             330              330             1
     15                                     6          120           114             300              294             1
     16                                     3          120           117             336              333             1
     17          12           8             4           60           56              348              348             1
     18                                     5          120           115             360              355             1
     19                                     7           60           53              360              353             8
     20                                     4          120           116             360              356             1
     21                                     2          120           118             360              358             1

                                     SCHEDULED
             GRACE     MATURITY     MATURITY OR
  CONTROL   DEFAULT       DATE          ARD
   NUMBER   PERIOD       OR ARD     BALANCE ($)
--------------------------------------------------

     1         0         4/1/2014      75,100,921
     2         0         6/8/2014      69,487,748
     3         5         8/1/2014      16,134,110
     4         3         8/5/2014      12,338,348
    4.1        3         8/5/2014
    4.2        3         8/5/2014
    4.3        3         8/5/2014
    4.4        3         8/5/2014
    4.5        3         8/5/2014
    4.6        3         8/5/2014
               5         8/1/2014       8,103,870
     5         5         8/1/2014       2,271,972
     6         5         8/1/2014       1,686,502
     7         5         8/1/2014       1,158,656
     8         5         8/1/2014         927,935
     9         5         8/1/2014         481,650
     10        5         8/1/2014         425,234
     11        5         8/1/2014         331,767
     12        5         8/1/2014         298,926
     13        5         8/1/2014         275,350
     14        5         8/1/2014         245,878
     15        5         2/1/2014       6,295,593
     16        5         5/1/2014       6,429,935
     17        5         4/1/2009       6,682,972
     18        5         3/1/2014       5,119,781
     19        0         1/1/2009       3,548,034
     20        5         4/1/2014       2,436,259
     21        5         6/1/2014       2,181,116

                                       A-3

                                                                                  SCHEDULED
                                                                                  MATURITY       TOTAL SQ. FT./
  CONTROL                                     ANNUAL DEBT        CUT-OFF           OR ARD         UNITS/PADS/
   NUMBER         PREPAYMENT PROVISION          SERVICE        DATE LTV (%)     DATE LTV (%)      ROOMS/SPACES
----------------------------------------------------------------------------------------------------------------

     1        Lock/28_Defeasance/88_0%/4       5,798,577             56.25            49.41         2,941,646
     2        Lock/26_Defeasance/90_0%/4       5,370,098             57.24            46.90         1,290,751
     3        Lock/24_Defeasance/92_0%/4       1,355,072             79.92            67.51           191,629
     4        Lock/24_Defeasance/92_0%/4       1,062,365             78.43            66.87            80,741
    4.1                                                                                                20,698
    4.2                                                                                                28,746
    4.3                                                                                                10,400
    4.4                                                                                                 8,504
    4.5                                                                                                 4,500
    4.6                                                                                                 7,893
                                                                     74.46            63.84            89,766
     5        Lock/24_Defeasance/92_0%/4         209,253             74.46            63.84            11,180
     6        Lock/24_Defeasance/92_0%/4         155,330             74.46            63.84            11,348
     7        Lock/24_Defeasance/92_0%/4         113,746             74.46            63.84            10,363
     8        Lock/24_Defeasance/92_0%/4          91,096             74.46            63.84            10,363
     9        Lock/24_Defeasance/92_0%/4          47,284             74.46            63.84             7,076
     10       Lock/24_Defeasance/92_0%/4          41,745             74.46            63.84             8,178
     11       Lock/24_Defeasance/92_0%/4          32,570             74.46            63.84             8,178
     12       Lock/24_Defeasance/92_0%/4          29,346             74.46            63.84             8,178
     13       Lock/24_Defeasance/92_0%/4          27,031             74.46            63.84             8,178
     14       Lock/24_Defeasance/92_0%/4          24,138             74.46            63.84             6,724
     15       Lock/30_Defeasance/86_0%/4         619,041             69.47            53.81           181,171
     16       Lock/27_Defeasance/89_0%/4         563,562             78.73            64.30               112
              Lock/11_>YM and
     17       5%/17_Defeasance/28_0%/4           493,013             78.89            74.26               162
     18       Lock/29_Defeasance/87_0%/4         414,926             78.36            65.64            29,500
     19       Lock/35_YM/21_0%/4                 269,013             65.64            61.70            57,425
     20       Lock/28_Defeasance/88_0%/4         193,075             75.31            62.47                69
     21       Lock/26_Defeasance/90_0%/4         179,900             76.88            64.63                44

                             CUT-OFF DATE
                             BALANCE PER
                                 SQ.
                              FT./UNIT/
  CONTROL         UNIT        PAD/ROOM/
   NUMBER      DESCRIPTION      SPACES       OWNERSHIP INTEREST        LOCKBOX
-----------------------------------------------------------------------------------

     1        Sq. Ft.                 153        Fee Simple        In Place Hard
     2        Sq. Ft.                 128    Fee and Leasehold     In Place Hard
     3        Sq. Ft.                 100        Leasehold         Springing Hard
     4        Sq. Ft.                 179        Fee Simple
    4.1       Sq. Ft.                   0        Fee Simple
    4.2       Sq. Ft.                   0        Fee Simple
    4.3       Sq. Ft.                   0        Fee Simple
    4.4       Sq. Ft.                   0        Fee Simple
    4.5       Sq. Ft.                   0        Fee Simple
    4.6       Sq. Ft.                   0        Fee Simple
              Sq. Ft.                 105        Fee Simple
     5        Sq. Ft.                 105        Fee Simple        In Place Hard
     6        Sq. Ft.                 105        Fee Simple        In Place Hard
     7        Sq. Ft.                 105        Fee Simple        In Place Hard
     8        Sq. Ft.                 105        Fee Simple        In Place Hard
     9        Sq. Ft.                 105        Fee Simple        In Place Hard
     10       Sq. Ft.                 105        Fee Simple        In Place Hard
     11       Sq. Ft.                 105        Fee Simple        In Place Hard
     12       Sq. Ft.                 105        Fee Simple        In Place Hard
     13       Sq. Ft.                 105        Fee Simple        In Place Hard
     14       Sq. Ft.                 105        Fee Simple        In Place Hard
     15       Sq. Ft.                  45        Fee Simple        In Place Soft
     16       Units                70,299        Fee Simple

     17       Units                43,827        Fee Simple
     18       Sq. Ft.                 207        Fee Simple        In Place Hard
     19       Sq. Ft.                  66        Fee Simple
     20       Units                42,564        Fee Simple
     21       Units                58,974        Fee Simple

                                       A-4

                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's
knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the
Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage
Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases
"to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan
Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents included in the definition of
Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, have reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Note, Mortgage, lender's title policy and any letters of credit or ground leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Mortgage Loan Seller or any servicer acting on its behalf. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

         The Mortgage Loan Seller hereby represents and warrants with respect to the Mortgage Loans that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this
Agreement:

              (1) Mortgage Loan Schedule. The information pertaining to each
         Mortgage Loan set forth in the Mortgage Loan Schedule to the Pooling and Servicing Agreement

                                       B-1

         was true and accurate in all material respects as of the Cut-Off Date and contains all of the information set forth in the definition of
         "Mortgage Loan Schedule" in the Pooling and Servicing Agreement

              (2) Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had
         good title to, and was the sole owner of, each Mortgage Loan. The
         Mortgage Loan Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the
         Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (other than the rights to servicing and related compensation as reflected in the Mortgage Loan Schedule). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and
         Servicing Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights described on Schedule B-41 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement).
         The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each
         Mortgage Note is, or shall be as of the Closing Date, endorsed to the
         Purchaser, or its designee, in conformity with the requirements of the definition of "Mortgage File" in the Pooling and Servicing Agreement
         and each such endorsement is genuine.

              (3) Payment Record. Such Mortgage Loan was not as of the Cut-off
         Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

              (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a legal, valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy

                                      B-2

         commitment meeting the requirements described in Paragraph 8 below);
         (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants
         (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below);
         and (g) if such Mortgage Loan constitutes a Cross-Collateralized
         Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same group of Cross-Collateralized Mortgage Loans.
         With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan or materially and adversely affect the value of the
         Mortgage Loan . The related assignment of the Mortgage for each
         Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

              (5) Assignment of Leases. There exists as part of the related
         Mortgage File an Assignment of Leases (an "Assignment of Leases")
         either as a separate document or as part of the Mortgage. Each related
         Assignment of Leases creates a valid, first priority collateral assignment of, or a valid perfected first priority lien on or security interest in, certain rights under the related lease or leases, including the right to receive all payment due under the related Lease, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property and none of the related leases contains any restriction on such collateral assignment or creation of a security interest therein, as applicable. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

              (6) Mortgage Status; Waivers and Modifications. The terms of the
         Mortgage Loan have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security provided by such Mortgage Loan and the related Mortgaged Property other than any material amendment or modification which has been effected pursuant to a written instrument and has been duly submitted for recordation to the extent necessary to protect the interests of the mortgagee, and is a part of the related
         Mortgage File. Except as set forth on Schedule B-6, no consents, waivers, modifications, alterations or assumptions of any kind with respect to a Mortgage Loan have occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation. The Mortgage Loan Seller has
         not taken any affirmative action inconsistent with the Servicing
         Standard that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                                      B-3

              (7) Condition of Property; Condemnation. In the case of each
         Mortgage Loan, one or more engineering reports were prepared in connection with the origination of such Mortgage Loan by an independent third-party engineering firm who inspected the Mortgaged Property, and except as set forth in such engineering assessment(s) or on Schedule
         B-7A, the related Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in cases set forth in clauses (a), (b) and (c) below). As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Mortgage Loan Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property. Except as set forth on
         Schedule B-7B, if any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in a percentage equal to 125% of the amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than (i) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject
         Mortgage Loan or (ii) $50,000 whichever is less. As of the date of the origination of each Mortgage Loan, except as set forth on Schedule
         B-7B: (x) all of the material improvements on the related Mortgaged
         Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not affect the value or current principal use of such Mortgaged
         Property to any material extent, (y) no improvements on adjoining properties encroached upon such Mortgaged Property so as to affect the value or current principal use of such Mortgaged Property to any material extent, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

              (8) Title Insurance. The lien of each Mortgage securing a Mortgage
         Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such
         Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances.
         Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Mortgage Loan Seller has made no claims thereunder and, to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has

                                      B-4

         made any claims thereunder and no claims have been paid thereunder.
         The Mortgage Loan Seller has not, and to the Mortgage Loan Seller's
         knowledge, no prior holder of the related Mortgage has done anything that would materially impair the coverage under such Title Policy.
         Immediately following the transfer and assignment of the related
         Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser or its designee and recording of the related Assignment of Mortgage in favor of the
         Purchaser or its designee in the applicable real estate records), such
         Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for any of the following circumstances, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a)
         that the related Mortgaged Property has access to a public road, and
         (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage. Such
         Title Policy contains no exclusion regarding the encroachment upon any easements of any permanent improvements located on the related
         Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Policy affirmatively insures against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

              (9) No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the
         Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan documents.

              (10) Mortgage Provisions. The Mortgage Note, Mortgage (along with any security agreement and UCC financing statement) and Assignment of
         Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph
         13 below, enforceable provisions for commercial Mortgage Loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The
         Mortgage Loan documents for each Mortgage Loan, subject to applicable law, provide for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an event of default under such Mortgage Loan.

              (11) Trustee under Deed of Trust. If the Mortgage for any Mortgage
         Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has

                                      B-5

         either (i) been properly designated, has accepted such designation and currently so serves or (ii) may be substituted in accordance with the
         Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the Depositor or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Mortgagor under the related Mortgage Loan documents) as would be payable in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

              (12) Environmental Conditions. Except in the case of the Mortgaged
         Properties identified on Schedule B-12A, (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged
         Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) reputable, independent third-party environmental consulting firm with respect to each Mortgaged Property in connection with the origination of such Mortgage Loan and/or thereafter updated such that, except as set forth on Schedule B-12B, such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the
         Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule B-12C, one or more of the following are true: (A) one or more parties not related to or including the related
         Mortgagor and collectively having financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated by the
         Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, (C) if and to the extent that such condition or circumstances can, based upon the recommendation set forth in the subject Environmental Report, be remediated or otherwise appropriately addressed in all material respects through the implementation of an operations and maintenance plan, the related Mortgagor was required to obtain and maintain an operations and maintenance plan, (D) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (E)
         such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (F) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than the lesser of
         2% of the

                                      B-6

         outstanding principal balance of the related Mortgage Loan or $50,000,
         (G) there exists an escrow of funds reasonably estimated by the
         Mortgage Loan Seller at origination to be sufficient for purposes of effecting such remediation, (H) the related Mortgaged Property is identified on Schedule B-12D and insured under a policy of insurance subject to per occurrence and aggregate limits and a deductible, each as set forth on Schedule B-12D, against certain losses arising from such circumstances and conditions or (I) a party with financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related
         Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Mortgage Loan Seller's actual knowledge, having made no independent inquiry other than reviewing the
         Environmental Reports(s) and employing an environmental consultant to perform the assessment(s) referenced herein, there are no material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. The Mortgage Loan
         Seller has not taken any affirmative action which would cause the
         Mortgaged Property securing any Mortgage Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage
         Loan documents substantially to the effect that, except as set forth in certain specified environmental reports and to the Mortgagor's knowledge, as of the date of origination, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials which violate federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule B-12D, the related Mortgagor (or an affiliate thereof) has agreed to indemnify mortgagee against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

              (13) Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Mortgagor, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered

                                      B-7

         unenforceable by applicable law. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Mortgagor with respect to such Mortgage Note,
         Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Mortgage Loan
         Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted

              (14) Insurance. Except as otherwise set forth on Schedule B-14A, all improvements upon each Mortgaged Property are insured under a fire and extended perils insurance policy included within the classification
         "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount (subject to a customary and reasonable deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged
         Properties identified on Schedule B-14B hereto, each Mortgaged Property is the subject of a business interruption, actual loss sustained or rent loss insurance policy providing coverage for at least twelve (12)
         months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management
         Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance
         Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
         (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. If any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a
         10% probability of exceedance in a 50 year period. If the Mortgaged
         Property for any Mortgage Loan is located in any of the locations set forth on Schedule B-12D, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i)
         the outstanding principal balance of such Mortgage Loan and (ii) 100%
         of the insurable replacement cost of the improvements located on the related Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' (fifteen (15)
         days for non-payment of premiums) prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgaged
         Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders or as recommended by a reputable, independent

                                      B-8

         insurance consultant. If any Mortgaged Property is, to the Mortgage
         Loan Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true:
         (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty;
         (ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders or as recommended by a reputable, independent insurance consultant; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan documents would generate proceeds sufficient to pay off the subject Mortgage Loan.
         Additionally, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's,
         Moody's or Fitch Ratings of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent) except that for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A (or the equivalent), or from A.M. Best of not less than "A:IX" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage
         Loan documents require that the related Mortgagor or a tenant of such
         Mortgagor maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances set forth in the related Mortgage Loan documents that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
         Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related
         Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related
         Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Based on the due diligence performed by the Mortgage Loan Seller, which in all events was at least such due diligence as a prudent commercial mortgage lender (with respect to the below referenced insurance policies regarding the origination of the related Mortgage Loan) or a prudent commercial mortgage servicer (with respect to any renewal of the below referenced insurance policies since the origination of the related
         Mortgage Loan) would undertake with respect to such issue after
         September 11, 2001, for each Mortgage Loan, except as indicated on
         Schedule B-14C, the related all risk property casualty insurance policy and business interruption policy do not specifically exclude, or have a separate policy covering, acts of terrorism, or any related damage claims, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the last date as of which the policy was renewed or amended except as indicated on Schedule B-14C, and the related loan documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. To the Mortgage
         Loan Seller's actual knowledge,

                                      B-9

         all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect.

              (15) Taxes and Assessments. No real estate taxes or governmental assessments or governmental charges that prior to the Cut-Off Date became due and owing in respect of each Mortgaged Property are delinquent and unpaid, or, an escrow of funds in an amount sufficient to pay such payments has been established. Such taxes, assessments and charges shall not be considered delinquent and unpaid until the date on which interest or penalties may first be payable thereon.

              (16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

              (17) Local Law Compliance. To the Mortgage Loan Seller's
         knowledge, based upon a letter from governmental authorities, an opinion of counsel, a zoning consultant's report, an endorsement to the related Title Policy, or (when such would be acceptable to a reasonably prudent commercial mortgage lender) a representation of the related
         Mortgagor at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
         Mortgaged Property is located, except as described on Schedule B-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property: (i) are not in violation of any applicable building codes or land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation, current principal use or net operating income of the Mortgaged Property which are not covered by title insurance; and (ii) are in material compliance with applicable zoning laws and ordinances, including all such applicable parking ordinances or requirements, or constitute a legal
         non-conforming use or structure (provided that with respect to any non-conformity with such laws or ordinances either: (x) in the event of casualty or destruction, the use or structure may be restored or repaired to the full extent of the use or structure at the time of such casualty as provided in Paragraph 14 above; (y) law and ordinance insurance coverage has been obtained for the structure or use as provided in Paragraph 14 above; or (z) such non-compliance does not materially and adversely affect the value of the related Mortgaged
         Property).

              (18) Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a
         "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then, except as set forth on
         Schedule B-18:

                   (1) Such Ground Lease or a memorandum thereof has been or
              will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related

                                      B-10

              Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; to the extent required under such Ground Lease, the lessor under such Ground Lease has been sent notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

                   (2) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

                   (3) The Mortgagor's interest in such Ground Lease is
              assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the
              Closing Date); and in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of such lessor;

                   (4) Such Ground Lease is in full force and effect, and the
              Mortgage Loan Seller has not received, as of the Closing Date, any notice that an event of default has occurred thereunder and to the
              Mortgage Loan Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such
              Ground Lease;

                   (5) Such Ground Lease requires the lessor under such Ground
              Lease thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan provided such mortgagee has provided such lessor with notice of its lien in accordance with the provisions of such Ground Lease and such Ground Lease further provides that no notice of termination given under such Ground
              Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease and the Mortgage Loan Seller has provided such lessor with notice of the lien of the related
              Mortgage in accordance with the provisions of such Ground Lease;

                   (6) The mortgagee under such Mortgage Loan is permitted a
              reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such
              Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                   (7) Except as set forth on Schedule B-18G, such Ground Lease has an original term (or an original term plus options exercisable by the holder of the

                                      B-11

              related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

                   (8) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease by reason of default by the Mortgagor including termination as a result of a rejection of such Ground Lease in a bankruptcy proceeding;

                   (9) Under the terms of such Ground Lease and the related
              Mortgage, taken together, any related insurance proceeds, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage
              Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

                   (10) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                   (11) The lessor under such Ground Lease is not permitted in the absence of an uncured default to disturb the possession, interest or quiet enjoyment of the tenant in any manner, which would materially adversely affect the security provided by such
              Ground Lease and the related Mortgage; and

                   (12) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such
              Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

              (19) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and
         Treasury regulation section 1.860G-2(a), and the related Mortgaged
         Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property"
         within the meaning of Section 860G(a)(8) (without regard to Section
         856(e)(4) of the Code).

                                      B-12

              (20) Advancement of Funds. The Mortgage Loan Seller has not (nor,
         to the Mortgage Loan Seller's knowledge, has any prior holder of such
         Mortgage Loan) advanced funds or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
         Property (or a tenant at or the property manager of the related
         Mortgaged Property), for the payment of any amount required by such
         Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the
         Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

              (21) No Equity Interest, Equity Participation or Contingent
         Interest. No Mortgage Loan contains any equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. Neither the Mortgage Loan Seller nor any Affiliate
         thereof has any obligation to make any capital contribution to the
         Mortgagor under the Mortgage Loan or otherwise.

              (22) Legal Proceedings. To the Mortgage Loan Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the
         Mortgage Loan Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the
         Mortgagor (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage
         Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations under the applicable guaranty.

              (23) Other Mortgage Liens. Except as otherwise set forth on
         Schedule B-23, none of the Mortgage Loans permits the related Mortgaged
         Property or any direct controlling interest in the related Mortgagor to be encumbered by any mortgage lien or, in the case of a direct controlling interest in the related Mortgagor, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Mortgage Loan Seller's knowledge, as of origination of the subject Mortgage Loan, and to the
         Mortgage Loan Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule B-23, and except for cases involving other Mortgage Loans, no Mortgaged Property securing the subject
         Mortgage Loan is encumbered by any other mortgage liens (other than
         Permitted Encumbrances) and no direct controlling equity interest in the related Mortgagor is encumbered by a lien to secure any other debt.
         The related Mortgage Loan documents do not specifically prohibit the mortgagee from requiring the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject

                                      B-13

         mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

              (24) No Mechanics' Liens. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Mortgage Loan
         Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged
         Property (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such mechanic's or materialmen's lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

              (25) Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

              (26) Licenses and Permits. Except as set forth on Schedule B-26, each Mortgage Loan contains provisions substantially to the effect that, to the extent required by applicable law, each Mortgagor is required to be qualified to do business and requires the related
         Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning, parking and building laws or ordinances, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage
         Loan or upon the practical realization against the related Mortgaged
         Property of the principal benefits of the security intended to be provided thereby.

              (27) Cross-Collateralization. No Mortgage Loan is
         cross-collateralized with any loan which is outside the Mortgage Pool.
         With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages upon which recording taxes and fees were paid in an amount sufficient to allow the mortgagee to realize on the Mortgaged Properties in an amount at least equal to the original principal balance of such Mortgage Loan.

              (28) Releases of Mortgaged Properties. Except as set forth on
         Schedule B-28A, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
         "government securities" within the meaning of Treas. Reg. Section
         1.860G-2(a)(8)(i) in connection with a defeasance of the related
         Mortgage Loan; provided that the Mortgage Loans that are
         Cross-Collateralized Mortgage Loans, and the other individual Mortgage
         Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related
         Mortgaged Property or the release of one or more related Mortgaged
         Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price for the released property or parcel as set forth on Schedule B-28C or (iii) the delivery of comparable substitute real estate collateral subject to certain conditions precedent as set

                                      B-14

         forth on Schedule B-28C. No release or partial release of any Mortgaged
         Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section
         1.860G-2(b)(2). Notwithstanding the foregoing, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in its underwriting of such Mortgage Loan. With respect to any release or substitution, the related Mortgagor is required to pay all reasonable costs and expenses associated therewith incurred by the mortgagee including any Rating Agency fees and expenses.

              (29) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either (i)
         requires the prior written consent of, and compliance with all conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or
         (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of non-callable U.S. government securities in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) at the mortgagee's election, the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the
         Mortgage Loan and (D) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. The Mortgagor is required by the Mortgage
         Loan documents to pay all reasonable costs and expenses, including but not limited to Rating Agency fees, accountants fees and legal fees, associated with such defeasance.

              (30) Inspection. Except as set forth on Schedule B-30, the
         Mortgage Loan Seller, an affiliate of the Mortgage Loan Seller, or a correspondent in the conduit funding program of the Mortgage Loan
         Seller, inspected, or caused the inspection of, each Mortgaged Property within twelve (12) months of the Closing Date.

              (31) No Material Default. Other than payments due but not yet 30 days or more past due, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit B.

              (32) Due-on-Sale. The Mortgage for each Mortgage Loan contains a
         "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, transfers

                                      B-15

         of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the
         Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property
         Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.
         The related Mortgage Loan documents require the Mortgagor under each
         Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all such actions requiring such consent or approval under the related Mortgage, including Rating Agency fees and the cost of counsel opinions relating to REMIC or other securitization tax issues.

              (33) Single Purpose Entity. Except as otherwise described on
         Schedule B-33 hereto, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Mortgagor to be, at least for so long as the Mortgage Loan is outstanding, and to the
         Mortgage Loan Seller's actual knowledge, the related Mortgagor is, a
         Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such
         Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged
         Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related
         Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and
         (iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Mortgage Loan with a Cut-off Date
         Principal Balance of $20,000,000 or more, except as set forth on
         Schedule B-33, the related Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the
         Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Mortgagor shall have an outside independent director or member. The Mortgage Loan Seller has obtained, and the Servicing File contains, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of

                                      B-16

         $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the
         Mortgagor. The organization documents of any Mortgagor on a Mortgage
         Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the
         Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member and the Mortgage
         Loan Seller has obtained in connection with its origination or acquisition of the subject Mortgage Loan, and the Servicing File contains, an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Mortgagor but not the assets of the
         Mortgagor.

              (34) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

              (35) Tax Parcels. Except as described on Schedule B-35 of this
         Agreement, each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

              (36) Security Interests. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property owned by a Mortgagor and located on the related Mortgaged
         Property (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the
         Mortgage Loan), which in all cases, includes any elevators and all
         Mortgagor-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel or self-storage facility, operated by the related Mortgagor, then such personal property constitutes all of the material personal property required to operate the Mortgagor's business as currently operated (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage
         Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan) and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable first priority (except as noted above in this Paragraph 36) lien and security interest, to the extent perfection may be effected pursuant to applicable law solely by recording or filing UCC Financing Statements, on such items of personalty except as enforceability may be limited as set forth in Paragraph 13. In the case of each Mortgage Loan secured by a hotel, the related

                                      B-17

         loan documents contain such provisions as are necessary and UCC
         Financing Statements have been filed as necessary, in each case, to perfect a valid first security interest in Mortgagor's related operating revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage
         Loan has been completed or will be prepared in blank which the
         Purchaser or Trustee, as applicable, or its designee is authorized to complete and to file in the filing office in which such Financing
         Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection or priority of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

              (37) Disclosure to Environmental Insurer and Other Matters. If the
         Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Mortgage Loan Seller:

                    a. has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such
              Mortgaged Property which are in the Mortgage Loan Seller's possession or are otherwise known to the Mortgage Loan Seller; or

                    b. has delivered or caused to be delivered to the insurer
              under such policy copies of all environmental reports in the
              Mortgage Loan Seller's possession related to such Mortgaged
              Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the
Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then: (v) all premiums for such insurance have been paid and any deductible is held in escrow by the Mortgage Loan Seller and will be transferred to the Purchaser; (w) such insurance is in full force and effect;
(x) the policy is in an amount equal to at least 125% of the principal balance of the Mortgage Loan; (y) the policy has a term that ends no sooner than five
(5) years after the maturity date of the Mortgage Loan and is not cancelable during such term; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to
1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
Schedule C-38, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or
(B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on
Schedule B-12D and the environmental insurance for such Mortgage Loan is not a secured

                                      B-18

creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Mortgage Loan Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this
Paragraph 37.

              (38) Prepayment Premiums and Yield Maintenance Charges. Prepayment
         Premiums and Yield Maintenance Charges payable with respect to each
         Mortgage Loan, if any, constitute "customary prepayment penalties"
         within meaning of Treas. Reg. Section 1.860G-1(b)(2).

              (39) Operating Statements. Except as set forth on Schedule B-39, each Mortgage Loan requires the Mortgagor, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited
         (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

              (40) Recourse. Each Mortgage Loan is non-recourse; provided that, except as described on Schedule B-40, the Mortgagor and either a principal of the Mortgagor or other individual guarantor, with assets other than any interest in the Mortgagor, is liable in the event of (i)
         fraud or material intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits (to the extent received by the related
         Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business), (iii) violation of applicable environmental laws or breaches of environmental covenants or (iv) the filing of a voluntary bankruptcy or insolvency proceeding by the Mortgagor; and
         provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the
         Mortgagor or any such guarantor or principal by the Mortgage Loan
         Seller or anyone acting on behalf of the Mortgage Loan Seller.

              (41) Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

              (42) Fee Simple or Leasehold Interests. The interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

              (43) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law and the servicing standard set forth in Section 3.01(a) of the Pooling and
         Servicing Agreement.

                                      B-19

              (44) Originator's Authorization To Do Business. To the extent required under applicable law, at all times when it held such Mortgage
         Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located to the extent necessary to ensure the enforceability of such
         Mortgage Loan.

              (45) No Fraud In Origination. In the origination of the Mortgage
         Loan, none of the Mortgage Loan Seller, the originator, or any employee or mortgage broker, if any, of the Mortgage Loan Seller or the originator, engaged in any fraud or intentional material
         misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To the Mortgage Loan Seller's actual knowledge, no
         Mortgagor is guilty of defrauding or making an intentional material misrepresentation to the Mortgage Loan Seller or originator with respect to the origination of the Mortgage Loan, the Mortgagor or the
         Mortgaged Property.

              (46) Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Mortgage Loan Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's actual knowledge, had no interest, direct or indirect, in the Mortgagor, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal provides that it satisfy the requirements of the "Uniform Standards of Professional Appraisal
         Practice" as adopted by the Appraisal Standards Board of the Appraisal
         Foundation, all as in effect on the date the Mortgage Loan was originated.

              (47) Jurisdiction of Organization. In respect of each Mortgage
         Loan, in reliance on certified copies of incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of
         America, the District of Columbia or the Commonwealth of Puerto Rico.

              (48) Mortgagor Concentration. Except as otherwise specified on
         Schedule B-48, no single Mortgagor, and to Mortgage Loan Seller's knowledge, no group of affiliated Mortgagors is/are the obligor(s)
         under any one or more Mortgage Loans with a Cut-off Date Principal
         Balance of $50,000,000 or more.

              (49) Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Mortgage Loan Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

                                      B-20

                              SCHEDULE TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

REP. 2. OWNERSHIP OF MORTGAGE LOANS.

With respect to Loan No. 1, 111 Eighth Avenue, the Mortgage Loan is subject to the terms and conditions of a Co-Lender Agreement by and among the initial Note
A Holders and the initial Note B Holders.

With respect to Loan No. 2, Jersey Gardens, the Mortgage Loan is subject to the terms and conditions of a Co-Lender Agreement by and between the initial Note
A-1 Holder and the initial Note A-2 Holders.

REP. 4. LIEN; VALID ASSIGNMENT.

With respect to Loan No. 1, 111 Eighth Avenue, the related assignment of mortgage is not executed and delivered in favor of the trustee, but rather such assignment is executed and delivered in favor of the trustee under the 2004-GG1
Pooling and Servicing Agreement, which as of the date hereof is LaSalle Bank
National Association. In addition, the related property securing the Mortgage
Loan also secures other pari passu A notes and one or more subordinate B notes
(none of which are assets of the trust).

With respect to Loan No. 2, Jersey Gardens, the related property securing the
Mortgage Loan also secures one other pari passu A note.

REP 5. ASSIGNMENT OF LEASES.

With respect to Loan No. 1, 111 Eighth Avenue, the related Assignment of Leases is not executed and delivered in favor of the trustee, but rather such assignment is executed and delivered in favor of the trustee under the 2004-GG1
Pooling and Servicing Agreement, which as of the date hereof is LaSalle Bank
National Association.

REP. 6. MORTGAGE STATUS; WAIVERS AND MODIFICATIONS.

With respect to Loan No. 1, 111 Eighth Avenue, the Mortgage Loan documents have been modified as of May 13, 2004, in connection with the splitting of the related original A Note and B Note into one or more component A Notes and B
Notes.

REP. 9 NO HOLDBACK.

With respect to Loan No. 42, Number 10 Main Street, there is a debt service reserve. A holdback of $100,000 was taken at closing. The reserve is capped at
$100,000, with monthly replenishment deposits of $10,000 if drawn down. Funds can be drawn down for loan payments in the event there is a cash flow shortfall.
All funds in the debt service reserve are released after November 1, 2006 if there have been no defaults.

REP 12. ENVIRONMENTAL CONDITIONS.

                                     C-1-1

With respect to Mortgage Loan No. 27, The Slane Portfolio, With respect to the statement in the representations that states that "The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations", so long as the lease for each Mortgage Loan is in effect and no event of default is occurring thereunder, the terms of each such lease controls. The tenant under each such lease is required to comply with environmental laws. As long as the tenant under each such lease is in compliance with the terms of the lease, the
Mortgagor is deemed in compliance.

With respect to Mortgage Loan No. 48, Food Basics Brooklyn, With respect to the statement in the representations that states that "The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations", so long as the lease for the Mortgage Loan is in effect and no event of default is occurring thereunder, the terms of the lease controls. The tenant under such lease is required to comply with environmental laws. As long as the tenant under the lease is in compliance with the terms of the lease, the Mortgagor is deemed in compliance.

REP. 14. INSURANCE.

With respect to Loan No. 1, 111 Eighth Avenue, the borrower is required to maintain insurance coverage for terrorism and acts of terrorism (to the extent available) in the amount equal to the lesser of (i) 500,000,000 and (ii) the greater of (x) 25% of the aggregate insurance premiums payable with respect to all property insurance coverage for the prior policy year and (y) $1,150,000.

With respect to Loan No. 2, Jersey Gardens, the borrower is required to maintain insurance coverage for terrorism and acts of terrorism from a carrier with an investment grade ratings from Moody's, S&P and/or Fitch (provided that none of
Moody's, S&P or Fitch rates such provided less than investment grade), insuring against all such excluded acts or events, to the extent such policy or endorsement is available, in an amount equal to, at borrower's option, either
(i) the total insurable value of the property or (ii) the then-current outstanding principal balance of the whole loan at the time such policy or endorsement is purchased, provided that if borrower chooses the option in clause
(ii) of this sentence, borrower shall also obtain a "lender's endorsement" that requires the insurer under such endorsement to pay lender an amount not less than the then-current outstanding principal balance of the whole loan and interest thereon in the event that after any casualty covered by such policy or endorsement that property is not restored in the manner required by the loan documents within a period of time commencing at the time of loss and continuing for such length of time as it takes to repair or replace with the exercise of due diligence and dispatch. To the extent available, the endorsement or policy shall be in form and substance reasonably satisfactory to lender.
Notwithstanding the foregoing, borrower shall not be required to pay annual premiums for such coverage in excess of $200,000 (as adjusted by the consumer price index)

With respect to Loan No. 1, 111 Eighth Avenue, to the Mortgage Loan Seller's
actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect, but no representation can be made with respect to the acts or omissions of the holders of the pari

                                     C-1-2

passu A notes or one or more subordinate B notes that would materially impair the coverage under the title policy.

With respect to Loan No. 2, Jersey Gardens, to the Mortgage Loan Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect, but no representation can be made with respect to the acts or omissions of the holders of the pari passu A note that would materially impair the coverage under the title policy.

REP 17. LOCAL LAW COMPLIANCE.

REP. 18 LEASEHOLD ESTATE ONLY.

(g) With respect to Loan No. 2, Jersey Gardens, as party of a Payment in Lieu of
Taxes Program (PILOT), there are two borrowers with respect to the related
Mortgage Loan. One of the borrowers has a granted a first priority mortgage on its leasehold interest and the other has granted a first priority mortgage on its fee interest. With respect to Loan No. 2, Jersey Gardens, the term of the ground lease expires on the earlier of (i) the date the bonds are repaid in their entirety or (ii) June 4, 2048, provided that such expiration date will be extended to the later of (x) the date on which any mortgage on borrower's interest is outstanding (unless the holder of such mortgage agrees to an earlier termination) and (y) the date on which the fee borrower has conveyed the mall site free and clear of all liens to the leasehold borrower.

With respect to Loan No. 42, Number 10 Main Street, the borrower has ground leased the property from Memphis Center City Revenue Finance Corporation
("MCCRFC") as part of Memphis' Payment in Lieu of Taxes program (PILOT). The ground rent is $100 per year and the Borrower has the option to purchase the fee at any time for $1,000. Purchase of the fee presumably would terminate the PILOT benefits. MCCRFC has granted the Lender a lien on its fee simple interest in the property.

(d) With respect to Loan No. 10, Escondido Village Shopping Center, all
condemnation proceeds equal to the value of the related borrower's leasehold interest in the property (including the leasehold bonus value) and the value of the improvements will be applied as set forth in the representation. However, all condemnation proceeds attributable to the ground lessor's fee interest in the land will be paid to the ground lessor.

REP. 23 OTHER MORTGAGE LIENS.

With respect to Loan Nos. 1 and 2, see exception to Rep. 4 above.

With respect to Loan No. 42, Number 10 Main Street, the city of Memphis has made a subordinate loan in the approximate original amount of $3,000,000 to the
Borrower. This loan is secured by a second deed of trust on the Borrower's leasehold interest in the property. The loan is payable out of excess cash flow.
The city of Memphis has executed a Subordination and Standstill Agreement with the Lender. In connection with the development of the mortgaged property, the developer is owed a deferred developer fee in the approximate amount of
$1,600,000. The deferred developer fee is senior to the debt owed to the City of
Memphis.

                                     C-1-3

With respect to Loan No. 65, Longfellow Apartments, the DC Government has made a loan in the approximate original amount of $120,000 to the Borrower. Pursuant to a Subordination Agreement, the DC Government has agreed to subordinate its mortgage debt to the Mortgage Loan.

REP. 26. LICENSES AND PERMITS.

REP. 27. CROSS-COLLATERALIZATION.

With respect to Mortgage Loan Nos. 1 and 2, 111 Eighth Avenue and Jersey
Gardens, each Mortgage Loan is secured by a Mortgage that also secures certain companion loans other than one or more other Mortgage Loans.

REP. 28. RELEASES OF MORTGAGED PROPERTY.

With respect to Mortgage Loan No. 18, DDC Portfolio, the borrwer may obtain a release of a portion of the property upon satisfaction of certain conditions, including (i) satisfying a debt- service-coverage ratio test, (ii) satisfying a loan to value ratio test, (iii) no event of default exists, (iv) payment of 125%
of the release price and (v) borrower pays all lender expenses.

With respect to Mortgage Loan No. 40, New City Center, borrower may obtain the release of an unimproved portions of the property upon satisfaction of certain conditions, including (i) no event of default exists, (ii) subdivision of the release parcel from the property, (iii) delivery of endorsements to lender's title policy, (iv) compliance with zoning and applicable laws and (v) if requested by lender a written confirmation that any rating issued by such rating agency in connection with the securitization of any certificates will not, as a result of the proposed release of such property, be downgraded from the then current ratings thereof, qualified or withdraw.

REP. 32. DUE-ON-SALE.

With respect to Loan No. 1, 111 Eighth Avenue, the related property also secured
B notes. See exception to Rep. 4 above.

With respect to Loan No. 2, Jersey Gardens, transfers of controlling interests are permitted, but require a confirmation from the rating agencies that such action will not result in a qualification, downgrade or withdrawal of any ratings assigned to the certificates.

With respect to Loan No. 40, New City Center, the loan documents permit a one time transfer after the earlier of (a) 30 days after the securitization or (b)
the first day of the month following the one year anniversary of the origination date, provided that the borrower comply with certain conditions, including, a written confirmation from the rating agencies that are rating the certificates to the effect that the sale will not result in a qualification, downgrade or withdrawal of any ratings initially assigned or then currently assigned or to be assigned to the certificates, as applicable.

With respect to Loan No. 42, Number 10 Main Street, the loan documents permit the transfer from First Tennessee Housing Corporation to two guarantors/members pursuant to the Borrower's operating agreement.

                                     C-1-4

With respect to Loan No. 18, DDC Portfolio, the loan documents permit a one time transfer after the first anniversary of the origination date, provided that the borrower comply with certain conditions, including, a written confirmation from the rating agencies that are rating the certificates to the effect that the sale will not result in a qualification, downgrade or withdrawal of any ratings assigned to the certificates.

With respect to Loan No. 59, Deer Park, after December 1, 2004 through the eighth year of the term of the Mortgage Loan, the borrower has a one time right to consummate a transfer of the property in its entirety to, and the related assumption of the Mortgage Loan by, a certain tenancy-in-common created pursuant to a tenancy-in-common agreement executed by the "TIC Tenants" in connection with the transfer permitted under Section 8.5 of the Deed of Trust, provided that certain terms and conditions are satisfied to the lender's reasonable satisfaction.

REP 40. RECOURSE.

With respect to Loan No. 1, 111 Eighth Avenue, no natural person has guaranteed the non-recourse carve-outs.

With respect to Loan No. 40, New City Center, no natural person has guaranteed the non-recourse carve-outs.

With respect to Loan No. 2, Jersey Gardens, clauses (i) through (iii) above are limited to losses. Misapplication of rent is only a carve-out if such misapplication occur following an event of default.

REP. 48 MORTGAGOR CONCENTRATION.

With respect to Loan No. 1, 111 Eighth Avenue, the Mortgage Loan has a Cut-off
Date Principal Balance that is greater than $50,000,000.

With respect to Loan No. 2, Jersey Gardens, the Mortgage Loan has a Cut-off Date
Principal Balance that is greater than $50,000,000.

                                     C-1-5

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

     Certificate of Officer of Morgan Stanley Mortgage Capital Inc. (the
"Mortgage Loan Seller")

     I, _______________________, a __________________ of the Mortgage Loan
Seller, hereby certify as follows:

     The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of New York.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Mortgage Loan Seller, which Certificate of
Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

     Name                  Office               Signature

     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of August 2, 2004 (the
"Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial
Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage
Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

                                     C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
August ___, 2004.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

     I, _____________________________, _______________________________, hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting _________________________ of the Mortgage Loan
Seller and that the signature appearing above is his or her genuine signature.

                                     C-1-2

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
August ___, 2004.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                     C-1-3

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of Morgan Stanley Mortgage Capital Inc.

     In connection with the execution and delivery by Morgan Stanley Mortgage
Capital Inc. (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of August 2, 2004 (the "Purchase Agreement"), between GMAC Commercial
Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller
hereby certifies that (i) the representations and warranties of the Mortgage
Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

     Certified this day of August, 2004.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                     C-2-1